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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2003

                           SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         CAYMAN ISLANDS                   0-22483             73-468669
 (STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)      IDENTIFICATION NO.)



                          5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (713) 622-8218
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
RESIGNATION OF PUBLIC ACCOUNTANT

         The accounting firm Deloitte & Touche LLP has resigned as auditors of Seven Seas Petroleum, Inc. ("the Company") effective May 16, 2003.
         Deloitte & Touche began serving as the Company's auditors on July 19, 2002 and has not issued an audit report on the Company's financial statements for either of the past two fiscal years.
         There were no disagreements during the Company's two most recent fiscal years and the subsequent interim period preceding Deloitte & Touche LLP's resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Deloitte & Touche LLP's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Seven Seas Petroleum Inc. ("SSPI" or the "Parent") is operating under the protection of the United States Bankruptcy Court, Southern District of Texas, Houston Division. The Court approved a January 14, 2003 voluntary Chapter 11 filing and appointed a trustee. The filing pertains only to SSPI, the Cayman Islands-based corporate parent. The Parent's three Colombian subsidiaries (the "Subsidiaries") contain the only material assets. The Subsidiaries are separate legal entities and are in good financial standing.

         On March 17, 2003, the Court signed an agreed Order that precluded SSPI's Trustee from incurring any expense related to the preparation or filing of any Form 10-Ks (including the Form 10-K that was not submitted as required on March 31, 2003.) The Court further ordered that the Trustee shall file with the Securities and Exchange Commission, under cover of a Form 8-K, copies of monthly operating reports that the Trustee is required to file with the Bankruptcy Court. Form 8-Ks will also be filed to disclose material events that are not otherwise fully disclosed in monthly operating reports.

MARCH 2003 MONTHLY OPERATING REPORT
-----------------------------------

         The attached financial information was prepared for the March 2003 Monthly Operating Report (MOR) for the bankruptcy court. This financial information is not intended to comply with GAAP or any other generally accepted accounting standard. The MOR reflects the position of the parent company,

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SSPI, on a standalone basis. No employees are employed by SSPI and all significant assets are held by the Subsidiaries.

         The MOR balance sheet reflects SSPI's assets and liabilities and does not reflect the consolidated entities' assets and liabilities. The MOR income statement reflects income and expenses directly incurred by SSPI as well as a management fee incurred for expenses relating to Seven Seas Petroleum USA, Inc., the management subsidiary operating in the United States. Numerous estimates have been made in preparing the February 2003 MOR.

OVERVIEW OF SIGNIFICANT EVENTS
------------------------------

DEEP DINDAL ASSOCIATION CONTRACT
         The exploration period under the Deep Dindal Association Contract expired on April 24th, 2003. The Company has requested an extension of the exploration period from Ecopetrol in order to proceed with its efforts to obtain additional financing to test and complete the Escuela 2 well. Based on communications with Ecopetrol, the Company expects to receive an extension within the next month, qualified with specific time targets for the completion of financing and the commencement of operations. However, it remains uncertain whether an extension can be obtained and if the Company can go forward with its efforts to farm-out the Escuela 2 well.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

                  Exhibit 99.2 - Bankruptcy Monthly Operating Report-March

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SEVEN SEAS PETROLEUM INC.


Date:    May 27, 2003

                                  By:      /s/ Ronald A. Lefaive
                                       ------------------------------------
                                           Ronald A. Lefaive
                                           Vice President of Finance and
                                           Chief Financial Officer